Contribution Plan	12 Months Ended
Aug. 31, 2024
Contribution Plan [Abstract]
CONTRIBUTION PLAN
20.	CONTRIBUTION PLAN

In mainland China, full-time employees of the Group in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. Total contributions for such employee benefits were RMB 21,161, RMB 26,228 and RMB 11,526 for the years ended August 31, 2022, 2023 and 2024, respectively.

The Company also provides other defined contribution plans for the benefit of overseas employees. Total contribution for such employee benefits for the years ended August 31, 2022, 2023 and 2024 were recorded in consolidated statements of operations in an amount of RMB 29,434, RMB 32,393 and RMB 58,098, respectively.